RESEARCH ESSENTIALS
Customized Account Management
SAFC
Consistency and Flexibility
RESEARCH SPECIALTIES
Broad Product Offering
RESEARCH BIOTECH
Innovation First to Market

SIGMA-ALDRICH

Sigma-Aldrich Corporation We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Exhibit 99.1

sigma-aldrich.com

Cautionary Statements
Our presentation today will include forward looking statements about the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations for sales and earnings growth, cash flow, debt levels, share repurchases and return on equity, assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves. While we believe that these expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties including, among others, certain economic, political and technological factors and we can give no assurance that the goals will be achieved. Actual results may differ materially from those stated or implied during this meeting or contained in other Company communications due to, but not limited to, such factors as (1) changes in pricing and the competitive environment, (2) fluctuations in foreign currency exchange rates, (3) dependence on uninterrupted manufacturing operations, (4) changes in the regulatory environment in which the Company operates, (5) changes in worldwide tax rates or tax benefits from domestic and international operations, (6) exposure to litigation, including product liability claims, (7)
changes in research funding and the success of research and development activities, (8) the ability to maintain adequate quality standards, (9) reliance on third party package delivery services, (10) the impact of acquisitions and success in integrating and obtaining projected results from the acquisitions, (11) other changes in the business environment in which the Company operates, and (12) the outcome of the matters described in Note 11-Contingent Liabilities and Commitments-in the Company’s Form 10-K
report for the year ended December 31, 2006. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
Due to the significance of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. While able to report historical currency impacts, we are unable to estimate changes that may occur in applicable rates of exchange later in 2007 and thereafter. Thus, we are unable to provide GAAP growth rates for such future periods as required by Regulation G adopted by the
SEC. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses both GAAP and adjusted sales and income amounts and comparisons to reflect what it believes is ongoing and/or comparable operating results, excluding currency impacts and certain other items, including stock-based compensation expense, the tax claim settlement benefit in 2005 and the sales benefit from acquisitions. Management excludes these other items in judging its historical performance and in assessing its expected future performance and believes this non-GAAP information is useful to investors as well. However, management considers currency-adjusted growth and adjusted income only in conjunction with, and not apart from, comparable GAAP financial information.

We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Enabling Science Globally Through Innovation

A Major Supplier In Life Science & High Technology
sigma-aldrich.com

Sigma-Aldrich Overview
•
2006 Performance
-
$1.8 Billion in Sales
-
21.1% Pretax Margin
-
20.9% Return on Equity
-
Strong Cash Flow
•
130,000 Products
•
1,000,000 Customers
•
70,000 Accounts
•
7,500 Employees in 36 Countries

Five Key Initiatives To Achieve Objectives
sigma-aldrich.com

• Increase Focus on Becoming Customer Centric
• Maintain Leadership in Life Science & High Technology
Strategic Plan Objectives
Building For The Future
Strategic
Financial
• Achieve Minimum 10% Annual Top & Bottom Line Growth
• Maintain 20% Return on Equity
• Retain Effective Debt to Capital Ratio
• Reinvest Cash From Operations In Sales And EPS Growth

Initiatives Set Actions For 2006 - 2008
sigma-aldrich.com

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

Achieve Above Market Growth
sigma-aldrich.com

Research Essentials 20% 4%
Research Specialties 37 6
Research Biotech 15 >10
SAFC 28 >10
Internal 100 7
Acquisitions 3
Total 10
Sales Growth Goals
2006 Sales
Sales Growth
Building For The Future

Core Business
Growth Opportunities
Identify & Nurture

SIGMA-ALDRICH

Three Horizon Vision To Achieve Short & Long -Term Objectives
sigma-aldrich.com

•
Research Essentials
•
Research Specialties
•
Research Biotech
•
SAFC
•
Licensing Technology
•
Equity Investments
•
Small Acquisitions
REVITALIZE INCUBATE
FOCUS &
INVEST
Building For The Future

Sigma-Aldrich Largest Research Chemical Supplier
sigma-aldrich.com

Research Market
$8.75 Billion Worldwide
3-4% Growth
USA 40%; Europe 30%; Int’l 30%
Our Markets
Significant Changes:
•Fisher Combined With
Thermo-Electron
•Biotech Competitors
Transitioning
0 0.5 1 1.5
VWR
Qiagen
Becton Dickinson
Wako
Thermo Fisher
Applera
GE Healthcare
Invitrogen
Merck
Sigma-Aldrich
Annual Revenue ($B)

SAFC - Top 10 Player
sigma-aldrich.com

Fine Chemical Market
$50 Billion Worldwide
2-3% Growth
USA 55%; Europe 30%; Int’l 15%
Our Markets
Significant Changes:
•Lonza/Cambrex
merger creates
a tie for #4
•NPIL and Dishman
(Indian Companies)
new to list
•Clariant
dropped,  (pharma spin-off)
• – Replaced with Siegfried
0 0.5 1 1.5 2 2.5
Dishman
Siegfried
SAFC
NPIL
Albemarle
Lonza
DSM
Tyco
Degussa
BASF
Annual Revenue ($B)

10% Compound Annual Growth - Last 5 Years
sigma-aldrich.com

Sales Growth
Adjusted for Currency/Acquisitions Reported
Acquisition Benefit
Financial Performance
8.3%
6.9%
7.6%
0.3%
8.6%
3.3%
18.3%
17.6%
7.9%
7.5%
0%
5%
10%
15%
20%
2002 2003 2004 2005 2006

Sales Growth Exceeds Market Growth Rate
sigma-aldrich.com

0%
2%
4%
6%
8%
10%
12%
14%
16%
2002 2003 2004 2005 2006
Financial Performance
Research Chemicals (72% -A) – Sales Growth
Reported          Adjusted for Currency            Market

Market Conditions Have Improved
sigma-aldrich.com

Financial Performance
Fine Chemicals (28% -A) – Sales Growth
-10%
0%
10%
20%
30%
40%
50%
60%
70%
2002 2003 2004 2005 2006
Reported          Adjusted for Currency / Acquisitions          Acquisitions         Market

5 Year Compound Annual Growth of 15%
sigma-aldrich.com

Profit (EPS) Growth
Reported Operations Stock Buyback Currency Adjusted
Financial Performance
9% 9%
6%
3%
25%
10%
13%
8%
9% 9%
0%
5%
10%
15%
20%
25%
30%
2002 2003 2004 2005 2006

2005
Operations
Purchase Accounting
Share Repurchases
(B) (C)
Tax Rates (24.8 to 26.9%)
(B)
2005 Tax Refund
(C)
2005 Tax Charge - HIA
Currency
Stock Comp Expense
2006

SIGMA-ALDRICH

sigma-aldrich.com

$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
(4%)
$0.19
$1.88
$0.04
10%
$0.08
4%
$2.05
($0.08)
0%
$0.00
2%
($0.01)
(1%)
EPS Contributors -
2006 vs. 2005 (A)
($0.08)
(4%)
(A)
EPS data has been adjusted for the effect of the 100% stock dividend.
(B)
2005 tax rate includes the favorable effect of an $11.3 million tax settlement, shown separately as the 2005 “Tax Refund” above.
(C)
2005 tax rate includes the unfavorable effect of a tax charge on the repatriation of $120 million of accumulated foreign earnings.
$0.03
2%
More Than All Of 2006 Gain From Operations; No Currency Impact .
Financial Performance

20% Target sigma-aldrich.com 16 19.5% 20.4% 21.1% 21.1% 20.9% 0% 5% 10% 15% 20% 25% 2002 2003 2004 2005 2006 Return on Equity Financial Performance

1

MERCK
2006
Sector Operational
Award
Presented to
Sigma-Aldrich
In recognition and with sincere
appreciation for your outstanding
contribution to Merck's success and
business performance.

Abbott
Abbott Purchasing
Presents
Sigma-Aldrich Corporation

SIGMA-ALDRICH

Accelerate Customers' Success
sigma-aldrich.com

2006 Highlights
• Official Recognition By Three Top Life
Science Companies
• Letters Of Commendation From Customers
About Our Employees
• Increased Revenue Growth From Managed
Global Accounts (>14%)
Customer-Centric Culture

25% Of Sales In CAPLA Markets By 2010
sigma-aldrich.com

2006 Highlights
• Sales Growth In CAPLA: 14%
• Acquisition Of Beijing Superior & Expansion
of Warehouse And Service
Expand In Faster Growing Geographic Markets
Sigma-Aldrich China Staff
Bangalore
• Completion Of Campus In Bangalore,
India
China Office

E-Centric Organization
sigma-aldrich.com

2006 Highlights
Key Drivers – Migration From Print To Electronic Media
• Improved Search Capabilities And Technical Content
• Integrated With Affiliated Websites (Google, etc.)
• Launched $7.0 Million Project To Replace Current
E-Commerce Platform
Building On Internet Superiority

Far Exceeded $15.0 Million Savings Target While
Improving Quality & Service
sigma-aldrich.com

2006 Highlights
• Involving Customers In Improvement Initiatives
• Product Quality Improvements
• Initiated Supply Chain Optimization Review
Leverage Process Improvement For Excellent
Investment Returns

Added New Capabilities
sigma-aldrich.com

2006 Highlights
• Acquisitions
Beijing Superior - China
Arklow Plant - Ireland
Pharmorphix - U.K.
Advanced Separation Technologies - USA
• Completed 110 New Technology &
Product In Licensing Deals
• Revenue Stream From Outlicensing
Deals $1.5 Million
Arklow
Pharmorphix
Incremental
Revenue
$25 Million
Fill Growth Target
Through Acquisitions

Breadth Of Initiatives Offsets Market Conditions
sigma-aldrich.com

2006 Challenges
• Big Pharma Focused On Driving Drug Candidates To Market
• Less Than Robust Growth in U.S. Academic Accounts
• Growing Complexity In Intellectual Property
• Continued Weakness In Japanese Research Spending
• Slower Adoption Rate Of Our New Biotech Products

Price Doubled Over Last 5+ Years
sigma-aldrich.com

$5
$10
$15
$20
$25
$30
$35
$40
$45
2002 2003 2004 2005 2006 2007
Low 31
High 29
Period End Price
High 40
Low 21
High 31
Low 27
High 34
Low 28
High 43
Low 37
Low 19
High 27
Stock Price
(*)
(*)
Post-Split
(To 2-28)

Investment Grade Debt Ratings sigma-aldrich.com 24 It’s All About Exceeding Expectations

Favorable Performance vs. Markets sigma-aldrich.com 25 Indices – Stock Price % Returns 5-Years 3-Years 1-Year Dow Jones 5 6 16 S&P 500 4 8 14 NASDAQ 4 6 10 Sigma-Aldrich 15 11 23 Last Last Last

New Initiatives Needed To Boost Sales Growth
sigma-aldrich.com

Summary of 2006 Performance
• Successfully Launched New Initiatives
• Improved Pre-Tax Margins
• Achieved Geographic Expansion & Internet Goals
• Exceeded Process Improvement Objectives
• Added Technology, Capacity & Geographic Reach
Through Four Acquisitions

Exceed Market Growth / Hold Pre-Tax Margins
sigma-aldrich.com

2007 Projections
Key Assumptions
• December 2006 FX Rates
• Effective Tax Rate Of 30-31%
• Repurchase Of Up To 4 Million Shares
Sales (excluding future acquisitions)
    Organic 7
%
    Currency 2
%
    Acquisition 2
%
EPS ($2.15 - 2.25) 5    10
%
Return On Equity > 20
%
Financial Performance & Projections

Stay Focused, While Remaining Flexible
sigma-aldrich.com

Building For The Future
• Aggressively Execute Existing Strategic Plan
• Exploit Opportunities In Fine Chemicals And Faster Growing
Economies
• Expand E-Commerce & Internet Capabilities
• Optimize Supply Chain Efficiency

Recent Additions & Promotions Strengthen Management Team
sigma-aldrich.com

Organization
Jai Nagarkatti
President & CEO
Doug Rau
Vice President
Human Resources
Steve Walton
Vice President
EHS & Quality
Frank Wicks
President
SAFC
Dave Julien
President
Research Specialties
Operations
Gilles Cottier
President
Research Essentials
Sales
Shaf Yousaf
President
Research Biotech
R & D
Mike Hogan
Chief Administrative Officer
& Chief Financial Officer
Karen Miller
Controller
Kirk Richter
Treasurer
Carl Turza
Vice President
Chief Information Officer
Kevin Krosley
Vice President
Process Improvement
Rich Keffer
VP, General Counsel
& Secretary

We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Enabling Science Globally Through Innovation

Initiatives Set Actions For 2006 - 2008
sigma-aldrich.com

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

Innovative Solutions For Economic Buyers
sigma-aldrich.com

Research Essentials
Research
Specialties
37%
($670M) Research Essentials
20%
($355M)
SAFC
28%
($496M)
Research Biotech
15%
($277M)
Business
Units
Customer
Types
Driving
Forces
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%

Changing Distribution Landscape
sigma-aldrich.com

Research Essentials
Market Overview
• Market
- Growth – 1 to 2%
- Size - >$2.0 Billion
• Customer Requirements
- Low Transactional Costs
- Customized Service, Packaging, And Pricing
- Responsive And Flexible Account Management
- Support Outsourcing Partners
• Competitors
- US And Europe: Two Broad Line Distributors
- CAPLA: Highly Fragmented Local Suppliers

Relationship Selling
sigma-aldrich.com

Research Essentials
Value Drivers
• Account Management
-
E-Commerce Solutions
-
Total Cost Of Ownership
-
Supply Chain Solutions
• Product Portfolio
-
Value Pricing
-
Consistent Quality
-
Customization

Our Global Reach

ADVANCING SCIENCE WORLDWIDE

- LOCATIONS
- SALES
- DISTRIBUTION
- PRODUCTION

LOCATIONS: 36 COUNTRIES EMPLOYEES: 7,500

Argentina	Greece	Poland
Australia	Hungary	Portugal
Austria	India	Russia
Belgium	Ireland	Singapore
Brazil	Israel	South Africa
Canada	Italy	South Korea
China	Japan	Spain
Czech Republic	Malaysia	Sweden
Denmark	Mexico	Switzerland
Finland	Netherlands	Taiwan
France	New Zealand	United Kingdom
Germany	Norway	United States

SIGMA-ALDRICH

Plan Globally - Service Locally
sigma-aldrich.com

Research Essentials
Value Drivers
• International Markets
-
Conduct Business In Local
Languages
-
Support Customer Shift To Where
Work Gets Done
-
Supply Chain Enhancement

Focus On Global Innovation
sigma-aldrich.com

Research Essentials
Strategy
• Align Resources To Meet Largest
Customers’ Changing Needs
• Create Innovative Solutions & Value For
Economic Buyer
• Leverage Our Global Presence And
Common Systems
• Maximize Components Of Our Pricing
Strategy
• Continue To Build Infrastructure In
CAPLA

Take Market Share For Growth
sigma-aldrich.com

• Global Account Management
-
Differentiate Products/Services
Through Customized Solutions
-
Increase and Retain Access To
Researchers In Key Accounts
-
Improve Customer Segmentation For
Sales Effectiveness
• Product Portfolio
-
Maximize Pricing Strategy
-
Design Innovative Packaging Options
-
Reduce Cost Through Supply Chain &
OEM Initiatives
Research Essentials
Growth Opportunities And Tactics

Take Market Share For Growth
sigma-aldrich.com

• Leverage Global Presence
-
Enhance Service And Infrastructure In High Growth
Economies With Aggressive Focus In China & India
-
Increase Use Of Selected International Locations To Support
Our Overall Global Business Strategy
-
Upgrade Organization With Additional Experienced Hires
• Create Innovative Solutions
-
Expand on Successful Customer Centric Solutions With
Global Pharmaceutical Customers
-
Add New Services To Customers Through Partnerships &
Collaborations
Research Essentials
Growth Opportunities And Tactics

Take Market Share For Growth
sigma-aldrich.com

Research Essentials
Growth Opportunities And Tactics
• Supply Chain Opportunities
-
Find Low Cost Manufacturing Solutions
-
Secure Additional OEM Supply Agreements In High
Growth Asian Economies
-
Use Supply Chain Expertise To Meet Customers Needs

Leverage Strong Leadership Position
sigma-aldrich.com

Research Essentials
Distinct Advantages Over Competitors
• Strong Global Brand Recognition
• Demonstrated Service Culture
• Trusted Business Partner
• Global Presence
• Common Systems
• Broad Product Offering
• Supply Chain Expertise

Delivered Targeted Growth
sigma-aldrich.com

Research Essentials
2006 Results
• 2006 Results:  3.8% Sales Growth (Currency Adjusted)
• Key Drivers
- Global Account Management
• Double Digit Growth At 25 Largest Accounts
• Official Recognition  By 3 Large Life Science Companies
- Product Portfolio
• Value Pricing, Product Initiatives, Account Management Focus
- CAPLA
• 14% Sales Growth
• Brazil, China And India Growing > 30%
• Acquired Beijing Superior, Added New Distribution Warehouse in China
• Completed New Production And Distribution Campus in India

Take Market Share & Leverage Global Reach
sigma-aldrich.com

Research Essentials
2007 Goals And Initiatives
•
Global Account Management – Goal 7+%
- Expand On New And Innovative Solutions
- Focus On Largest Customers
•
Product Portfolio – Goal 4%
- Expand On Best Practices
- Drive OEM Supply Agreements In Asia
•
CAPLA – Goal 13%
- Leverage Service Improvements In High Growth Economies
- Revitalize Sales In Japan
Sales Increase Goal – 4.0%
Major Initiatives

Innovative Solutions In Services & Products
sigma-aldrich.com

Research Specialties
Research
Specialties
37%
($670M) Research Essentials
20%
($355M)
SAFC
28%
($496M)
Research Biotech
15%
($277M)
Business
Units
Customer
Types
Driving
Forces
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%

We Are The Leader
sigma-aldrich.com

Research Specialties
Market Overview
• Market
- Growth – 2 to 3%
- Size - >$2.5 Billion
• Customer Requirements
- Easy To Locate Products
- Simple And Transparent Order Processes
- Product Availability And Rapid Delivery
• Competitors
- A Few Large Competitors
- Numerous Specialized Companies

The Leader In Customer & Technical Services
sigma-aldrich.com

Research Specialties
Value Drivers
• Product Portfolio
- Breadth Of Line - ~100,000 Products
- Specialty, Unique And Common Products
- Innovative, New Products ~3,000 Per Year
- Competitively Priced
- Consistent Quality And Availability
• Internet, Catalog And Customer Service
- Ease Of Ordering And Tracking
- Accessible Product Data And Information
- Problem Solving And Customized Solutions
- Answers To Technical Questions

Revitalize Our Core Business
sigma-aldrich.com

Research Specialties
Strategy
• Maintain #1 Market Position
• Enhance World-Class Internet
Capabilities Site
• Target Marketing Across Regions And
Products
• Provide Innovative New Products And
Differentiate Services
• Provide Low Cost, High Quality
Products in Shortest Cycle Time

Broadest Product Line Available
sigma-aldrich.com

Research Specialties
Growth Opportunities And Tactics
• Product Portfolio
-
Implement Pricing Strategies
-
Enhance Business Development Function
-
Increase Collaboration, Licensing, And
Exclusive Relationships
-
Innovative New Products
-
Provide Innovative Services
-
Address Niche Market Opportunities
-
Increase Organic Sales Into Target Market
Segments And Regions

Analyst

Biochemist

Chemist

Analytix
Analytix
Analytix
Analytix
TheReporter
TheReporter
Laboratory Chemicals and Analytical Reagents
Chromatography Products for Analysis & Purification
SUPELCO
BIOFILES
BIOFILES
SIGMA
Aldrichimica ACTA
Aldrichimica ACTA
Aldrichimica ACTA
Aldrichimica ACTA
ChemFiles
ChemFiles
Aldrich
Labware
Aldrich
Labware
SIGMA-ALDRICH

SIGMA-ALDRICH

Recognized As #1 Catalogs In Market
sigma-aldrich.com

Research Specialties
Growth Opportunities And Tactics
Our Firepower: Print
Global Coverage
• 1 M catalogs/year
• 3 M newsletters, 30 issues/year
Hitting the Target
• 1.6 M names, up to date, incl profiles
• Directed to specified “communities”
Being Effective
• Well-recognized titles
• Execution discipline
• Managed feedback: 660K processed
2.5 Million Catalogs In Circulation
1 Million Plus Mail List

SIGMA-ALDRICH
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SIGMA-ALDRICH

The Catalog Of The Future
sigma-aldrich.com

Our Shopping Mall: The Web
Number 1 Site in Research Industry:
• 18 M Visits In 2006
• Extraordinary Search Capabilities
660K Registered Web Users
5 M E-Mails
Search Engine Marketing
Sponsored Ads, Collaboration
Merchandising
E-Commerce: $450 M  Sales
Research Specialties
Growth Opportunities And Tactics

Thousands
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2004 Sales
2005 Sales

SIGMA-ALDRICH

Extend Our Offering Of Products And Services
sigma-aldrich.com

• New Products
• New “Solutions” And Services
• New Platforms
- MIP (Molecular Imprinted
Polymers)
- Certified Standards
- Fused Core Particles
- Fluorescent Nanoparticles
- Chiral Separation
• Acquisitions (IP/Companies)
1
st
year sales of new
products/services jumped
from $1 M to $5 M
Research Specialties
Growth Opportunities And Tactics

Strengthen Our Leadership Position
sigma-aldrich.com

Research Specialties
Distinct Advantages Over Competitors
• Customer Communication
- 1 Million Mail List Names
- 660K Web Registration
• Internet, Catalog And Newsletter
- 18M Internet Visits
- 1M New Catalogs/Annually
- 3M Newsletters/Annually
• Global Reach
- 19 Distribution Centers
• Innovation And Business Development
- 3,000 New Products, Licenses And Acquisitions
• Capabilities For Customized Services
- Procurement, Manufacturing/QC
- Packaging And Distribution

Sales Initatives Working
sigma-aldrich.com

Research Specialties
2006 Results
• 2006 Results:  6.5% Sales Growth (Currency Adjusted)
• Key Drivers
- New Services And Products
- International Expansion
- Price
- Internet
- Global Agreements/Relationships
- Targeted Marketing

Continue The Revitalization Of Core Business
sigma-aldrich.com

Research Specialties
2007 Goals And Initiatives
•
Products
- Expand Attractive Groups; Selectively Add Resources
•
Customer Communication
- Refine Segment Ownership
- Sales Development In Asia/Pacific (SAMS, Web, Print, Local Adaptions)
- Drive Change From Print To Web
- Improve Selling Via Account Management
•
Operations
- Optimize Service Levels And Inventory
•
Organization
- System Change To Address Product And Discount Ownership
- Drive Globalization Of Marketing
Sales Increase Goal – 6.0%
Major Initiatives

Innovative Life Science Products
sigma-aldrich.com

Research Biotech
Research
Specialties
37%
($670M) Research Essentials
20%
($355M)
SAFC
28%
($496M)
Research Biotech
15%
($277M)
Business
Units
Customer
Types
Driving
Forces
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%

Continued Investment In Technology
sigma-aldrich.com

Research Biotech
Market Overview
• Market
- Growth - 4-5%
- Size – >$4.0 Billion
• Customer Requirements
- Technology And Solution-Oriented Products
- Technical Sales And Support
• Competitors
- Invitrogen, Qiagen, GE Healthcare - Recognized Technology Leaders
- Smaller Niche Players

Providing Innovative Solutions
sigma-aldrich.com

Research Biotech
Value Drivers
• Product Portfolio
-
Enabling
-
Validation Data
-
Timesaving And Convenience
• Sales, Marketing and Business Development
-
“White Coat” Selling With A Technical Sales Force
-
Applications Marketing On The Web
-
IP Based Collaborations With Academia, Start-ups And
Other Technology Incubators

Lead With Break Through Products
sigma-aldrich.com

Research Biotech
Strategy
• Focus On the Drug Discovery Workflow
• Target Market Sub-Segments Growing At > 10%
• First To Market With Innovative, Solution Oriented
Products
• Acquire, License And Develop New Technologies
• Continue Integration Into The Scientific Community

GENE
Genomics
Functional Genomics
Cell Biology
Gene Expression
Proteomics
DRUG

Focus On The Drug Discovery Workflow
sigma-aldrich.com

Research Biotech
Growth Opportunities & Tactics
Nucleic Acid Purification
Extraction
Purification
Analysis
PCR
Primer design
Standard PCR
RT-PCR
Sequencing
Reaction
Separation
Detection
Assemblage
Library Construction
Restriction digestion
Gene mapping
Subclonning
Cloning
Purification
Amplification
Restriction digestion
Competent cells
Ligation
Expression
Whole Genome
Amplification
Fragmentation
OmniPlex library generation
Linear amplification
PCR
Mutagenesis
Random mutant
libraries
Site-direct
mutagenesis
Mutagenesis
screening
Transgenic Models
Mouse
Fruit Fly
C.elegans
Zebrafish
Gene Knockdown
RNAi
Design
Manufacture
Delivery
Detection
Off-target monitor
Gene Knockout
Targetron
PCR
Cloning
Transformation
Expression
Selection
Bioinformatics
Databases
Image analyses
Computational biology
Comparative genomics
Cell-Based Assays
Apoptosis
Cytotoxicity
Flow cytometry
Senescence
Signal transduction
Cells growth and viability
Biosensors
Antibodies
Antibody production
Immunohistochemistry
Immunoprecipitation
Western blotting
ELISAs
Chemical Biology
Small molecules design
Protein-peptide interaction
DNA delivery
High-throughput methods
Compounds screening
High-content screening
Multiplexed assays
Detection
Protein array
Methylation assay
Staining assays
Fluorescent probing
Cloning
Purification
Restriction digestion
Competent cells
Ligation
Expression
Vector systems
Transformation
Transfection/ Transduction
Induction
Purification
Extraction
Clarification
Chromatography
Protein identification
Detection
Real-time PCR & RT-PCR
Microarrays
Protein assays
Characterization
Enzymatic assays
Spectroscopy
NMR
Mass Spectroscopy
Bioinformatics
Databases
Image analyses
Computational biology
Comparative genomics
Protein Profiling
Fractionation
Purification
Electrophoresis
Identification
Mass Spec
Bioinformatics
Structure/Function
Mutagenesis
NMR
X- ray crystallography
Molecular modeling
Protein Interaction
Two-hybrid systems
FRET
Co-Immunoppt
Protein-DNA
interactions
Mutagenesis
Multiplex: Protein Arrays
Protein:protein interaction
Peptide interaction profiling
Lead compounds
DNA binding

GENE
Genomics
Functional Genomics
Cell Biology
Gene Expression
Proteomics
DRUG

SIGMA-ALDRICH

Target Market Sub-Segments Growing At 10+%
sigma-aldrich.com

Best in Class Portfolio
• Amplification • RNAi
• RNA labeling
• Primers
• RNA Isolation
• QPCR
• RNA profiling
• Top 20 depletor
• AQUA
• Protein & AB arrays
• Peptides & AS
• Lectins
• Rec Proteins
• Mass Spec Rgnts
• WGA
• Custom DNA
• NAP
• NAA (PCR)
• C&E
• Sample Prep
• Antibodies
• Small Molecules
• LOPAC
• CS/N Assays
• Viability Assays
• shRNA
• siRNA
• Targetron
• MicroRNA
purification
• Cell Based
Assays
• Protein &
AB arrays
Research Biotech
Growth Opportunities & Tactics
• RNA Expression

Broad Opportunities In Biotechnology
sigma-aldrich.com

Research Biotech
Growth Opportunities And Tactics
• Emerging Market Sub-Segments (Genomics/Proteomics)
• Large Pharma And Biotech Projects
• Custom Collaborations
• Recent Acquisitions And Licensed Technologies
• IP Out-licensing
• Revitalize Sales to Academic Segment

Broadest Capabilities In Gene To Drug Spectrum
sigma-aldrich.com

Research Biotech
Distinct Advantages Over Competitors
• Broad Access To Customers/Collaborators
• In Depth Expertise Across The Research Workflow
• Widest IP Portfolio In Gene Silencing
• Leading Position In Custom Genomics

Accelerate Investment To Improve Growth
sigma-aldrich.com

Research Biotech
2006 Results
• 2006 Results:  5.6% Sales Growth (Currency Adjusted)
• Key Drivers
- Double Digit Growth In Genomics And Global Accounts
- Slow Growth In Oligos And Academic Accounts
- New Technologies Getting Traction, But Slower Than Expected

Increase Technical Selling And Product Focus
sigma-aldrich.com

Research Biotech
2007 Goals And Initiatives
•
Hightened Focus On Pharma/Biotech
•
Major Growth Opportunities With Gene Silencing Products
•
Key New Product Launches In Genomics/Proteomics
•
Maximizing Use Of Web Based Promotional Tools
•
Unleash Stronger Technical Sales Force
•
Revitalize Sales To Academic Customers
Sales Increase Goal – 7 to 9%
Major Initiatives

Innovative Solutions For Manufacturing Customers
sigma-aldrich.com

SAFC
Research
Specialties
37%
($670M) Research Essentials
20%
($355M)
SAFC
28%
($496M)
Research Biotech
15%
($277M)
Business
Units
Customer
Types
Driving
Forces
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%

Large Supplier In Fragmented Market
sigma-aldrich.com

•
Market
-
Size – $50 Billion
-
Growth – 2 – 3%
•
Customer Requirements
-
Semi–Bulk: Quality, Price And Availability
-
Custom Products: Consistent On-Time Delivery, On Quantity, On
Quality, Solution Provider
•
Competitors
-
Large Competitors With Excess Capacity
-
Fragmented Market; Many Small To Medium Players
-
Competing At Times With Customer’s Internal Capacity
SAFC
Market Overview

SAFC Supply Solutions™
Inspiring Science

SAFC Pharma™
Inspiring Science

SAFC Hitech™
Inspiring Science

SAFC Biosciences™
Accelerate Success™

SIGMA-ALDRICH

Broad Capabilities sigma-aldrich.com 66 45% 17% 33% 5% SAFC Business Unit Overview

SAFC Pharma™

Inspiring Science

SAFC Biosciences™

Accelerate Success™

SIGMA-ALDRICH

Product Consistency & Reliability Key To Growth
sigma-aldrich.com

a
-
Quality and Low Cost Raw Material Sourcing
-
Solution Provider
-
Performance Reliability
-
High-Yielding Processes
-
Documentation
a
- Process Development
- Clinical Trial Support
- Cell Line And Protein Characterization
- Commercial Supply
SAFC
Value Drivers

SAFC Hitech™
Inspiring Science

SAFC Supply Solutions™
Inspiring Science

SIGMA-ALDRICH

Product Consistency & Reliability Key To Growth
sigma-aldrich.com

• A
- Quality and Ready To Use Without Refinement
- Technical Knowledge And Application
- Supplier Reputation
- Knowledge Of Customer Process
• A
- Quality
- Performance Reliability
- Solution Provider
- Multi-Compendium Products
- Just-In-Time Deliveries
SAFC
Value Drivers

Exceed Customer Expectations
sigma-aldrich.com

SAFC
Strategy
• Gain Market Share In High Growth Segments Through Exceeding
Customer Expectations, Partnerships, Alliances, Or Acquisitions
• Revitalize Semi-Bulk Business – Launch Of Supply Solutions
• Expand On Customer Focused Technology Platforms Where
Appropriate
• Improve Position On Material Science Value Chain
• Be The Number One Biopharmaceutical Provider

Capabilities In All Phases Of Drug Development
sigma-aldrich.com

SAFC Pharma
- Leverage Global, Robust Scale-up
Processes
- Increase Service Offering
- Capture Late Phase Opportunities
SAFC JRH Biosciences
SAFC Biosciences
- Penetrate Early Phase Clinical Pipeline
- Capitalize On Manufacturing Knowledge
- Capture Late Phase Opportunities
SAFC
Growth Opportunities And Tactics

Balance Volatility In Pharma Market
sigma-aldrich.com

SAFC Hitech
- Expand And Acquire Key Technologies
- Diversify Customer Base
- Quick Integration Of Epichem To Take
Advantage Of Complete Offering
SAFC Supply Solutions
- Focused Sales and Marketing Approach
- Exceed Customer Expectations on Service
- Improve Cost Position
SAFC
Growth Opportunities And Tactics

Unrivaled Scientific Knowledge
sigma-aldrich.com

• Chemical/Technical Knowledge
• Commercial Experience
• Range Of Offering
• Innovation
• Global Reach
• Financial Stability
SAFC
Distinct Advantages Over Competitors

New Capabilities To Drive Future Growth
sigma-aldrich.com

SAFC
2006 Results
• 2006 Results:  12.7% Sales Growth (Currency Adjusted)
(Adjusted For Currency And JRH Industrial Sales – 8.4%)
• Key Drivers
- New Identity And Focus Provided Strong Double Digit Growth For
Supply Solutions
- 2006 Acquisitions Expanded Capabilities
- Organic Growth In Pharma and Hitech Greater Than 10%
- Slower Than Expected Growth In Industrial Cell Culture Market

Continue To Expand Capabilities
sigma-aldrich.com

SAFC
2007 Goals and Initiatives
Sales Increase Goal –10% - Including Epichem – 17%
Major Initiatives
•
Integrate New Acquisitions
•
Expand Sales And Marketing Effort In Supply Solutions
•
Improve Supply Chain To Exceed Customer Expectations
•
Extend Capabilities Into High Growth International Areas
•
Continued Expansion/Development Of Services Within Pharma
•
Acquisition Of Projects Later In The Clinical Pipeline For Both Pharma
And Biosciences

Q&A - Business Units
sigma-aldrich.com

Sigma-Aldrich Business Units
Research
Specialties
37%
($670M) Research Essentials
20%
($355M)
SAFC
28%
($496M)
Research Biotech
15%
($277M)
Business
Units
Customer
Types
Driving
Forces
Growth
Goal
Research
Essentials
Economic
Buyers
Relationship
Selling
4%
Research
Specialties
Lab
Scientists
Transactional
Selling
6%
Research
Biotechnology
Life
Scientists
Innovation >10%
SAFC
Project &
Development
Managers
Customer
Intimacy
>10%

We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service Enabling Science Globally Through Innovation

Initiatives Set Actions For 2006 - 2008
sigma-aldrich.com

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

CAPLA 25% Of Total Sales By 2010
sigma-aldrich.com

CAPLA Markets
2006 Sales
Asia Pacific
79%
Canada & Latin
America
21%
CAPLA
18%
USA &
Europe
82%
13%
19%
9%
16%
14%
0%
5%
10%
15%
20%
2002 2003 2004 2005 2006

New Initiatives / Improving Economy to Drive Growth
sigma-aldrich.com

CAPLA Markets
Japan
• >30 % Of CAPLA Sales
• 1 % Currency Adjusted Growth In 2006
• Economy Beginning To Improve
• Efforts To Revitalize
- Stay The Course:  Sufficient Distribution Capacity; SAP Fully
Implemented
- Extend Direct Biotech Selling
- More Direct Customer Contact

Opportunities Abound / Need To Participate
sigma-aldrich.com

• Represent 30% Of World Economy, But 60% of 2005 GDP
Growth
• All 32 Largest Emerging Economies Had Positive GDP
Growth For 3 Consecutive Years
• Becoming More Integrated In World Economy
• Internet Globalizes Trade
• R&D Spend Much Smaller
Emerging Markets – Key Factors

Sales	Distribution	Manufacturing
●		
●	●	●
●	●	
●	●	●
●	●	
●	●	●
●	●	●
●		
●	●	
●		
●		
●	●	
●	●	●

SIGMA-ALDRICH

Strategic Plan Initiative
sigma-aldrich.com

•
Exploit Country Specific
Opportunities
•
Increase Presence In High
Growth Countries
•
Acquire Assets & Technology
•
Optimize Supply Chain
Expand In Faster Growing Geographic Markets
Argentina
Australia
Brazil
Canada
China
India
Japan
Malaysia
Mexico
New Zealand
Singapore
South Korea
Taiwan
Strategic Focus

Innovative Solutions For Customers
sigma-aldrich.com

• Execute Annual Country Planning Process
- Alignment To Local Market Opportunities And Needs
• Regional OEM Of High Volume Essentials
- Gain Market Share While Maintaining Margins
- Leverage The Strength Of Our Brand Loyalty
• Supply Chain Solutions
- Leverage Procurement, Logistics And Distribution Capabilities
Exploit Country Specific Opportunities

China & India High Growth Markets
sigma-aldrich.com

Increase Presence In High Growth Countries
% GPD Increase
University students graduating in
science and engineering, ‘000
1985          90           95         2000            06*
Source: IMF                                      *Forecast
Emerging Economies
1990-91 1992-04
India
China
European
Union
United
States
Japan
Source: Morgan Stanley
0     100    200    300    400    500    600    700
8
7
6
5
4
3
2
1
0
Developed
Economies

Competitive Business Model In Emerging Markets
sigma-aldrich.com

BRAZIL
• SAP Implementation (State-Of-The-Art Global System)
• Investment In Talent
• Inventory Build To Increase Service Levels To Customers
CHINA
• Established Wholly Foreign Owned Enterprise (WFOE)
• Successfully Acquired And Integrated Beijing Superior Dealer
• Established Direct Sales Model – “Closer To Customers”
• Expanded Infrastructure To Establish Foundation For Future
Growth:
- Administration Offices In Beijing And Shanghai
- Leased Hazardous Goods Warehouse In Shanghai
• Investment In Talent
• Inventory Build To Increase Service Levels To Customers
Increase Presence In High Growth Countries

Competitive Business Model In Emerging Markets
sigma-aldrich.com

INDIA
• New 10-Acre, 172,000 ft
2
Site
• Expanded Warehouse And Administration Facilities
• State-Of-The-Art Production Laboratories
• Contract Research, Custom Synthesis And Catalog Production
• Oligonucleotide Manufacturing And DNA Sequencing
• Investment In Talent
Increase Presence In High Growth Countries

Continue Geographic Expansion
sigma-aldrich.com

Acquire Assets & Technology
• Successful Integration Of Beijing Superior In China
• Aggressive Review Of Additional Targets In Emerging Markets
• Increase Dedicated Staff To Focus On Acquisitions

Leverage Process Improvement
sigma-aldrich.com

Optimize Supply Chain
• Global Sourcing Of Raw Materials
• Expand Current China And India Sourcing Team
• Leverage Know-How To Support Customers’ Needs
• Focus on Customer Service Enhancements
• Accelerate Collaboration Efforts With Contract Research Organizations
(CROs) In India And China To Optimize Service
• Expansion Of Innovative Logistics solutions
• Drive Asset Productivity
• Leverage Capital Efficient Emerging Market Facilities
• Optimize Operating Costs In CAPLA

Strengthen Market Leader Position In CAPLA
sigma-aldrich.com

Strategy For Emerging Economies
• Accelerated Growth In Emerging Markets
• Localized Products And Services To Meet Customers’ Needs
• Increased Infrastructure To Support Local Growth
• Leverage Process Improvement To Drive Profitability
• Local Talent Development

Initiatives Set Actions For 2006 - 2008
sigma-aldrich.com

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

SIAL A Leader In eCommerce
sigma-aldrich.com

0
100
200
300
400
500
eCommerce Sales
Integrated eCommerce Capabilities
• “e” Channels Now Represent
36% of Sigma-Aldrich
Research Sales
• System-to-System (B2B)
Sales Growing at 30% Year-
Over-Year, and Represent
33% of Overall eCommerce
• International eCommerce
Adoption is Accelerating

Most Popular in Biology

The most visited sites in all 'Biology' categories.

1. The National Center for Biotechnology Information
www.ncbi.nlm.nih.gov - Site info

2. Entrez
www3.ncbi.nlm.nih.gov/Entrez/index.html - Site info

3. PubMed
www.ncbi.nlm.nih.gov/entrez/query.fcgi - Site info

4. Naturejobs
www.nature.com - Site info

5. Botanical
www.botanical-online.com - Site info

6. Nature
www.nature.com/nature - Site info

7. Sigma-Aldrich
www.Sigma-Aldrich.com - Site info

8. American Society for Microbiology
www.asm.org - Site info

9. National Center for Infectious Diseases
www.cdc.gov/ncidod/index.htm - Site info

10. BioMed Central
www.biomedcentral.com - Site info

Most Popular in Chemistry

The most visited sites in all 'Chemistry' categories.

1. SilverPlatter Information, Inc.
www.silverplatter.com - Site info

2. Royal Society of Chemistry
www.rsc.org - Site info

3. Sigma Aldrich Corporation
www.sigmaaldrich.com - Site info

4. Stanford University
www.slac.stanford.edu - Site info

5. WebElements
www.webelements.com - Site info

6. Chemical Abstracts Service (CAS)
www.cas.org - Site info

7. Chemical Forums
www.chemicalforums.com - Site info

8. Scripps Research Institute
www.scripps.edu - Site info

9. CDRH HOME PAGE
www.fda.gov/cdrh/index.html - Site info

10. Department of Chemistry, University of Oxford
www.chem.ox.ac.uk - Site info

SIGMA-ALDRICH

SIAL - Most Visited Site In Science sigma-aldrich.com 91 Strong Web Presence

Requires Strong Responses On Both The Customer-Facing And Internal
Resource Allocation Fronts
sigma-aldrich.com

Traditional “Search Technology” is giving way
to Web-based investigative methods
A Fundamental Shift in Customer Behavior
Channel Importance to Customer
10%
20%
30%
40%
50%
'97 '01 '03 '04 '06
Web Sites
Print Catalogs
“…the traditional sales
conversation has
undergone a
transformation, shaping
the customer
experience as scientists
interact with suppliers
over the Internet.”
(Enabling Discovery:
The  2006 Life Science
Industry Awards)
– BioInformatics

Attracting "Investigating Eyes" To SIAL's Site
sigma-aldrich.com

Customer-Centric Focus
• Search Engine
Optimization
• Paid Search
• Affiliate Websites
Website Visits
7,000,000
9,000,000
11,000,000
13,000,000
15,000,000
17,000,000
19,000,000
2002 2003 2004 2005 2006

May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06

SIGMA-ALDRICH

New Customer Behaviors Require New Skill Sets
sigma-aldrich.com

Continued Innovation Required
• Search Technology
- Custom Search Interfaces
- Online Merchandising
• Interactive Content
- New Content
• Product Configurators
- Genosys Integration
- Custom Packaging
New Search Engine
Sigma-Aldrich.Com
Products Display Page Views
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
4,000,000
4,500,000
5,000,000

box
Search
Reset
Identifiers:
All
NCBI Gene ID
Gene Symbol
Gene Name
Gene Desc
RefSeq
Ensembl
HGNC
OMIM
Categories:
Pathway
Function
Disease
Species:
All
Human
Mouse
Rat
Disease List
(Double Click to Get Genes)
Total Entries (262)
Genes (250)
Pathways (0)
Functions (0)
Diseases (12)
3
* Acetyl-CoA carboxylase deficiency
* Monocyte carboxylesterase deficiency
* Carboxypeptidase N deficiency|212070
* Aromatic L-amino acid decarboxylase deficiency|608643
* Holocarboxylase synthetase deficiency|253270
* Pyruvate carboxylase deficiency|266150
* Dicarboxylicaminoaciduria|222730
* Bleeding disorder due to defective thromboxane A2 receptor
* Thromboxane synthase deficiency
* Malonyl-CoA decarboxylase deficiency|248360
* 3-Methylcrotonyl-CoA carboxylase 1 deficiency|210200
* 3-Methylcrotonyl-CoA carboxylase 2 deficiency|210210

SIGMA-ALDRICH

Improving The Search Experience sigma-aldrich.com 95 Process: 1 Search 2 Refine 3 Select Result A Refinement Options GENE Search 1 Changing the Assumptions Behind “Search” A A 2

Sigma-Aldrich Gene Product Navigator, Product Detail Page.
Gene Information:
Detailed view
Refresh
Refresh
Zoom
Forward strand
100.00 Kb
Unigene
EST trans.
Ensembl trans.
Ensembl Known Protein Coding

SIGMA-ALDRICH

Improving The Search Experience sigma-aldrich.com 96 A 4 GENE Search, continued…. Process: 1 Search 2 Refine 3 Select Result 4 Select Product

Broadened, Configurable Product Offering
sigma-aldrich.com

Leveraging The Web To Add Value
• Cost Effective Medium To Expose Non-Catalog Products
•
- 120,000 Product Library Of Rare Chemicals
- 150,000 RNAi Clones In 3 Formats
• Effective Channel To Transition From Solely “Off The Shelf”
Products To “On Demand” Products & Services
- Custom Packaging For 50,000 Organic Chemicals
- Custom Manufacturing For Infinite Product Configurations Of DNA,
RNA, Peptides And Antisera Packages

Enabling Mass Customization
sigma-aldrich.com

Enabling Science Through Innovation
Custom Product Configurator Custom and Standard Products in
an on-line shopping cart
Custom and Standard Products
on ONE order in SAP
ONE invoice to customer
from Sigma-Aldrich

Building On A History Of Innovation
sigma-aldrich.com

• Connect Sigma-Aldrich With Customer Processes Using
Traditional (EDI) And Newer (SOA) Methods
• Integrate Content, Search, Analytics And Usability
• Expand Content Management Strategy/Capabilities
• Increase Investment In Site Performance
• Deploy Websphere As A Platform To Support Future
eCommerce Growth
• Continue Enabling Mass-Customization Capabilities
2007 eCommerce Initiatives

Initiatives Set Actions For 2006 - 2008
sigma-aldrich.com

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

1
PLAN
LEARNING
2
DO
LEARNING
3
STUDY
LEARNING
4
ACT
LEARNING
Passion
for
Process
Improvement

SIGMA-ALDRICH

Every Improvement Requires Change
sigma-aldrich.com

Process Improvement Model
• AIM for improvement in key
business processes
• MEASURES to determine if
changes are improvements
• CHANGES to anything and
everything can be tested for
improvement

Process Improvement Savings ($M)
Pre-Tax Margin (%)

SIGMA-ALDRICH

Reinvesting While Maintaining Margins
sigma-aldrich.com

Process Improvement Results
22.5
21.0
22.1
20.6
21.1
0
5
10
15
20
25
2002 2003 2004 2005 2006
25
15
5
0
10
20
>$90M In Savings To Maintain
Margins While Investing In Future
Growth:
- R&D
- Valuable In Licenses
- Collaborations
- Sales / “Feet On Street”
- Internet
- $ Savings
- Pre-Tax Margin

Producing Material Improvements to the Bottom Line
sigma-aldrich.com

Process Improvement
Impact Examples – 2006
• Cost Savings – Global Purchasing Efforts Saved More
Than $8 Million
• Defect Reduction – Bellefonte Production Efforts
Reduced Minor Defects In Filtration Columns
• Service Improvements – Multi-Site, Multi-Function,
Efforts Increased On-Time Shipments To >90%
• Local Involvement – Employees At All Major Sites
Implemented Hundreds Of Small Changes

Testing & Learning Improve Quality & Drive Success
sigma-aldrich.com

Process Improvement Focus – 2007
• More Of The Same($15M Savings Target) – PLUS:
• Generate Organic Top-line Growth
- Application Of Improvement Methodologies To Achieve Sales Growth
- New Initiatives In Key Areas To Drive Growth Including: Internet,
International, Key Accounts, Custom Products And Services
• Working Effectively With Our Customers
- Expand Number Of Improvement Projects That Include Direct
Participation Of Key Customers
- Identify Changes Within Sigma-Aldrich That Will Result In Improvements
For Our Customers
- Efforts Include: International Sourcing Arrangements, Product Flow
Analyses, Systems Integration

Testing & Learning Improve Quality & Drive Success
sigma-aldrich.com

Process Improvement Focus – 2007
• Enhance the Supply Chain
- Global Attention On Worldwide Supply Chain
- Continue Driving SKU Rationalization And Product Consolidation
• Expand The Improvement Culture
- Continued Development Of Growing Number Of Advanced Process
Improvement Resources Throughout The Organization
- Increase The Number Of Cross-Functional, Cross-Site Teams
- Spread To International Sites And New Acquisitions
• Improve Quality – Eliminate Defects
- Efforts Recognized By External ISO Auditors As “Best-In-Class”

Initiatives Set Actions For 2006 - 2008
sigma-aldrich.com

Building For The Future
1. Align Structure With Customers And Markets
2. Expand In Faster Growing Geographic Markets
3. Build On Internet Superiority
4. Leverage Process Improvement For Excellent
Investment Returns
5. Fill Growth Target Through Acquisitions
Five Key Initiatives

Add To Growth/Maintain Returns
sigma-aldrich.com

Acquisitions – General Criteria
• Acquisitions Must Create Shareholder Value Over Reasonable
Planning Horizon:
- Both Sales And Profit Growth > Long-Term Target (10%)
- Meet Or Exceed Cost Of Capital (Roughly 15%)
- Enhance Life Science/High Technology Position
• Annual Revenue Target:  3% (Roughly $65 Million)

Need Expansion Into New Markets To Fill Revenue Gap
sigma-aldrich.com

Acquisitions – Investment Opportunities
• New Market Opportunities In:
- Regenerative Medicine (Stem Cells)
- Electronics (Material Science)
- Biomaterials (Material Science)
- Contract Research Services
- Analytical Services
- Automation Reagents
- Functional Genomics And Proteomics
- Molecular Diagnostics
- Pharma Services

Add Capabilities With Focus On Global Innovation
sigma-aldrich.com

Acquisitions – Broad Strategy
•
Primary Focus On Biotech, SAFC And Emerging Markets:
- Biotech: “First To Market” Technologies For Development And Launch Of
Innovative, Solution-Oriented Products
- SAFC:
- Capabilities To Retain/Enhance #1 Position In Biosciences
- Products/Services To Fill Gaps In Becoming A Full Line Supplier For Drug
Development (Both Pharma & Bioscience)
- Diversification (e.g., High-Tech And Material Sciences)
- Emerging International Markets:
- Penetrate/Accelerate Ability To Better Serve Local Markets
- Improved Access To Low Cost Sourcing And Services
- Diversify Geographic Mix (To Reach 25% Of Total By 2010)
•
Selective “Bolt On” Acquisitions To Build Other Units:
- New (Usually Small) Technology Line Extensions To Maintain Leadership
Position, Breadth And Diversity Of Product Line (Chemistry) Or Diversify
Customer Base (Analytics)
- Market Share, Market Presence, Scale And/Or Cost Position

sigma-aldrich.com

Screened Candidates Enter Internal Review Process
Acquisitions - How We Source Candidates
Third Parties
•Venture Capital Firms
• Investment Bankers
• Direct Candidate
Contact
Internal Groups
• Business Development
(Staff & Web Site)
• International Team
• Sales,
• R&D
• Marketing
External Contacts
• Personal/Business
Networks
•Customers
• In-licensing
Discussions
• Competitors
• Trade Shows,
Associations &
Conferences
•Universities
“Triage” Selection Criteria
• Corporate & BU Objectives
•Technology/Market Potential
• Staff Expertise/Experience
•Reputation & Brands
• Ease of Integration
•Seller’s Expectations
•Financial Criteria
Strategic Plan Acquisition Review
(300 Screened         175 Candidates)

Enough Targets To Achieve Objective
sigma-aldrich.com

Acquisitions – Internal Review
•
Horizons Screen
- Revitalize
- Growth Opportunities
- Future Business
•
Business Unit Analysis
•
EMG Review
•
Target Contact
- Availability
- Technical Details
•
Due Diligence
•
Formulate Proposal
•
Board Approval (As Applicable)

sigma-aldrich.com

Strategic Plan
Financial Objectives
• Obtain Minimum 10% Top And Bottom Line Growth
• Maintain 20% Return On Equity Over Plan Period
• Maintain Effective Debt To Capital Ratio
• Reinvest Operations Cash In Sales And EPS Growth

Hold DSO/Improve MOH/Maintain Debt Ratio
sigma-aldrich.com

($ In Millions)
Balance Sheet
ASSETS LIABILITIES AND EQUITY
12/31/06 12/31/05 12/31/06 12/31/05
Cash 174 $    99 $
Receivables 248       207       Short-term Debt 189 $    218 $
Inventories 596       550       Other Current Liabilities 253       243
Other Current Assets 95        94        Long-term Debt 338       283
Property, Plant and Equipment 645       613       Noncurrent Liabilities 143       154
Other Assets 576       568       Equity 1,411    1,233
2,334 $ 2,131 $ 2,334 $ 2,131 $
Key Ratios 12/31/06 12/31/05
Receivable DSO 50 48
US (1) 37 36
Europe (1) 54 53
CAPLA (1) 62 65
Inventory MOH 7.6 7.4 Over Half Of Change = Currency; Some Service
Inventory Build
Debt to Capital 27.2% 28.9 % In-Line With 33% Target

Provided $250 Million In Cash 2000 - 2005; Invested $42 Million In 2006
sigma-aldrich.com

Active Working Capital
Management
55%
49%
44%
41%
39%
40%
42%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006
Excluding
JRH &
Proligo 37%
Percentage of Sales:  (Accounts Receivable + Inventory – Accounts Payable) / Sales

Operations Self-Funding
Use Debt For Share Repurchase & Acquisitions
sigma-aldrich.com

Cash Flow - Sources and Uses
Sources
0
200
400
600
800
1000
2002 2003 2004 2005 2006
Operations Facility Sale
Uses
0
200
400
600
800
1000
2002 2003 2004 2005 2006
Dividends Capital Expenditures
Acquisitions Share Repurchase
(in 000’s)

Continue Modest Repurchase Program
sigma-aldrich.com

•
Repurchased 80.0 Million Shares
5.2m - 1999     45.9m - 2000     8.2m – 2001     5.2m – 2002     5.5m – 2003
2.0m – 2004     4.0m – 2005     4.0m – 2006
•
Average Price:  $19.19 Per Share (“All In”)
•
Authorized Up To 10.0 Million More Shares
•
Shares Outstanding 12/31/06 – 132.0 Million
Share Repurchase

Financially Strong
sigma-aldrich.com

Operating Cash Flow $ 340-350
Cash Requirements
- Capital Expenditures $ 80–85
- Dividends $ 60
- Acquisitions TBD
- Share Repurchase TBD
Expected Cash Flow – 2007
(In Millions)

Rewards Tied To Performance
sigma-aldrich.com

Performance
Share Holding Opportunity
Requirement Target
Number Positions Included (Salary Multiple) (% Of Salary)
1 Chairman 3X -
1 President & CEO 3X 67%
6 Business Unit Presidents, CAO/CFO,
General Counsel) 2X 50%
17 Key Management Group 1X 25%
30 Senior Management Group 0.5X 20%
488 Managers & Directors 0.25X 10%
Employees – Share Commitment &
Performance Reward Programs

Employees Are Owners
sigma-aldrich.com

Directors $  341 $  640 $  1,865 5.5
Officers & Senior
Managers 7,824 11,523 21,975 2.8
Directors/Managers * 1,724 10,542 12,636 7.3
$9,889 $22,705 $36,476 3.7
Times
Current Total Shareholdings Current
Requirement Requirement @ 12/31/06 Requirement
* Began 1/1/06
Directors & Employee Shareholding (000’s)

Enabling Science Globally Through Innovation Q&A: Initiatives & Finance

sigma-aldrich.com

2007 Goals
•
Customer Centric
- Increase Organic Sales >7%
•
Growth In Faster Growth Economies
>15%
•
Internet & E-Commerce
- Sales Results Through E-Channel 40%
•
Process Improvement
- Savings Target $15.0 Million
•
Acquisitions
- Screen & Complete $65 Million In
Annual Revenue

sigma-aldrich.com 122 2007 Forecast • Sales - Organic Growth 7% - Acquisition Contribution – Epichem 2% - Currency (At 12/31/06 Rates) 2% • EPS $2.15 – 2.25 + 5 – 10% • ROE >20%

RESEARCH ESSENTIALS
Customized Account Management
SAFC
Consistency and Flexibility
RESEARCH SPECIALTIES
Broad Product Offering
RESEARCH BIOTECH
Innovation First to Market

SIGMA-ALDRICH

We Are Committed To Accelerating Our Customers' Success Through
Leadership In Life Science, High Technology & Service
sigma-aldrich.com

Summary
•
Strategy
- Customer-Centric
- Geographic Opportunities
- Internet Superiority
- Process Improvement
- Acquisitions
•
Competitive Advantages
- Broad Product Line
- Global Presence
- Innovative
- Superior Service
•
Financial
- Strong Financial Position
- Positive Cash Flow

Sigma-Aldrich Corporation We are Committed to Accelerating our Customers’ Success through Leadership in Life Science, High Technology and Service